UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4430

Dreyfus 100% U.S. Treasury Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/11

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
100% U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT June 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus 100% U.S. Treasury
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow during the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment.As a result, the Federal Reserve Board left short-term interest rates unchanged at historically low levels, and money market yields remained near zero percent.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.00% for the same period.1

Yields on U.S.Treasury bills remained near zero percent as the Federal Reserve Board (the “Fed”) continued to maintain short-term interest rates at historically low levels in a sluggish economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable share price of $1.00.To pursue this goal, the fund invests only in U.S. Treasury securities. As a money market fund, it is subject to strict federal requirements. The maximum weighted average portfolio maturity is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

Mixed Economic Data Sparked Shifts in Market Sentiment

The reporting period began in the midst of an economic recovery as new unemployment claims had declined and the unemployment rate had eased to 9.4% by the start of 2011. In addition, the Fed was in the midst of a second round of quantitative easing of monetary policy involving the purchase of $600 million of U.S.Treasury securities.As a result, the recovery seemed to gain momentum early in the year, as evidenced by improved existing home sales in January. Meanwhile, food and fuel prices rose sharply, signaling a potential increase in inflationary pressures stemming from robust demand in overseas markets. Nonetheless, as it has since December 2008, the Fed maintained an

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

aggressively accommodative monetary policy, keeping short-term interest rates within a historically low range between 0% and 0.25%.

In February, a wave of political unrest in the Middle East and North Africa caused energy prices to surge higher, potentially threatening the reinvigorated economic recovery. Still, U.S. manufacturing activity reached its highest level in seven years, and the unemployment rate fell to 8.9% during the month. The global economy took another hit in March, when Japan suffered a devastating earthquake, tsunami and nuclear disaster, disrupting one of the world’s largest economies. Yet, higher energy prices and the tragedy in Japan appeared to have relatively little short-term impact on the U.S. economy, as activity expanded across several economic sectors in March, the private sector added 233,000 jobs and the unemployment rate dropped to 8.8%, its lowest reading in two years. However, it was later announced that the U.S. economy grew at a surprisingly anemic 1.9% annualized rate during the first quarter of 2011. Slowdowns in consumer and government spending appeared to be the main factors behind the deceleration of economic growth.

Economic headwinds seemed to intensify in April as new concerns arose regarding a potential default by Greece on its sovereign debt and the potential spread of the sovereign debt crisis to other European nations. In addition, the debate about government spending and borrowing intensified in the United States as the federal government approached the upper limits of its debt authorization. However, some parts of the U.S. economy continued to fare well during the month, including another monthly increase in domestic manufacturing activity.

May produced more mixed economic data.While industrial production picked up after slumping in March and April, employment data continued to disappoint, with new jobless claims remaining uncomfortably high.The housing market continued to deteriorate, posting declines in both existing home sales and housing starts.

The Fed ended its quantitative easing program on schedule in June, and investors were relieved when the program’s termination had relatively little immediate impact on the financial markets. Meanwhile, energy prices moderated and manufacturing activity continued to increase. These positive developments were largely offset by declining consumer confidence, additional signs of weakness in U.S. housing markets and anemic job creation in an uncertain labor market.

Still Focused on Liquidity

The low federal funds rate kept yields of U.S.Treasury bills near zero percent throughout the reporting period, and with narrow yield differences along the market’s maturity spectrum, it continued to make little sense to us to incur the additional risks that longer-dated securities typically entail.Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

The first half of 2011 ended with a cloudy outlook for the second half of the year and no signs that the Fed was prepared to raise short-term interest rates. Until we see clearer indications of an impending shift to a less accommodative monetary policy, we currently intend to maintain the fund’s focus on liquidity.

July 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
A security backed by the U.S.Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

Expenses paid per $1,000†	$ .64
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

Expenses paid per $1,000†	$ .65
Ending value (after expenses)	$1,024.15

† Expenses are equal to the fund’s annualized expense ratio of .13%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

		Annualized
		Yield on
		Date of	Principal
U.S. Treasury Bills—81.3%		Purchase (%)	Amount ($)	Value ($)
7/7/11		0.01	139,000,000	138,999,868
7/14/11		0.18	40,000,000	39,997,472
7/21/11		0.01	3,000,000	2,999,992
7/28/11		0.08	47,000,000	46,997,060
8/11/11		0.18	40,000,000	39,991,800
8/18/11		0.09	154,000,000	153,982,203
8/25/11		0.14	22,000,000	21,995,218
9/1/11		0.08	70,000,000	69,989,925
9/8/11		0.05	40,000,000	39,996,167
9/22/11		0.04	25,000,000	24,997,694
9/29/11		0.02	109,000,000	108,993,388
12/22/11		0.10	25,000,000	24,987,916
Total U.S. Treasury Bills
(cost $713,928,703)				713,928,703

U.S. Treasury Notes—18.4%
8/1/11		0.09	81,000,000	81,062,144
8/31/11		0.04	2,000,000	2,003,179
10/31/11		0.08	47,000,000	47,142,214
12/15/11		0.11	31,000,000	31,143,236
Total U.S. Treasury Notes
(cost $161,350,773)				161,350,773
Total Investments (cost $875,279,476)			99.7%	875,279,476
Cash and Receivables (Net)			.3%	2,706,174
Net Assets			100.0%	877,985,650

Portfolio Summary (Unaudited)†
	Value (%)			Value (%)
U.S. Treasury Bills	81.3	U.S. Treasury Notes		18.4
				99.7

† Based on net assets.
See notes to financial statements.

The Fund	7

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	875,279,476	875,279,476
Cash		2,764,679
Interest receivable		437,430
Prepaid expenses		44,902
		878,526,487
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		103,331
Payable for shares of Beneficial Interest redeemed		323,428
Accrued expenses		114,078
		540,837
Net Assets ($)		877,985,650
Composition of Net Assets ($):
Paid-in capital		877,985,105
Accumulated net realized gain (loss) on investments		545
Net Assets ($)		877,985,650
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		877,699,220
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Interest Income	599,897
Expenses:
Management fee—Note 2(a)	2,373,842
Shareholder servicing costs—Note 2(b)	392,392
Trustees’ fees and expenses—Note 2(c)	60,860
Prospectus and shareholders’ reports	60,466
Professional fees	40,053
Custodian fees—Note 2(b)	36,157
Registration fees	14,617
Miscellaneous	8,226
Total Expenses	2,986,613
Less—reduction in expenses due to undertaking—Note 2(a)	(2,385,741)
Less—reduction in fees due to earnings credits—Note 2(b)	(1,050)
Net Expenses	599,822
Investment Income—Net	75
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,798
Net Increase in Net Assets Resulting from Operations	1,873

See notes to financial statements.

The Fund	9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	75	441
Net realized gain (loss) on investments	1,798	(1,253)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,873	(812)
Dividends to Shareholders from ($):
Investment income—net	(75)	(20,751)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	294,183,448	778,960,367
Dividends reinvested	75	19,980
Cost of shares redeemed	(459,165,450)	(966,384,872)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(164,981,927)	(187,404,525)
Total Increase (Decrease) in Net Assets	(164,980,129)	(187,426,088)
Net Assets ($):
Beginning of Period	1,042,965,779	1,230,391,867
End of Period	877,985,650	1,042,965,779

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.014	.041	.040
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.014)	(.041)	(.040)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[b]	.02	1.37	4.16	4.07
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.63[c]	.60	.60	.59	.65	.70
Ratio of net expenses
to average net assets	.13[c]	.14	.36	.58	.65	.70
Ratio of net investment
income to average
net assets	.00[b,c]	.00[b]	.02	1.00	4.05	4.00
Net Assets, end of period
($ x 1,000)	877,986	1,042,966	1,230,392	2,264,240	604,271	563,128

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund	11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	875,279,476
Level 3—Significant Unobservable Inputs	—
Total	875,279,476

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $1,253 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such expense limitations may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertakings amounted to $2,385,741, during the period ended June 30, 2011.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2011, the fund was charged $238,218 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $119,375 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $9,584 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $453.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $36,157 pursuant to the custody agreement.These fees were partially offset by earnings credits of $597.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $360,757, shareholder services plan fees $82,247, custodian fees $23,939, chief compliance officer fees $2,259 and transfer agency per account fees $29,929, which are offset against an expense reimbursement currently in effect in the amount of $395,800.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	17

For More Information

Dreyfus	Transfer Agent &
100% U.S. Treasury	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Manager	Distributor
The Dreyfus Corporation	MBSC Securities Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DUSXX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly ca used this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	August 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)